Exhibit 10.32

Form of Amendment to Options Granted Pursuant to the Redbird Parent Holdings, Inc. 2019

Stock Incentive Plan Outstanding on September 30, 2021

1.
With respect to each Company Option that is outstanding and unvested immediately prior to the Effective Time (each, an “Unvested Company Option”) shall be amended as follows, effective on and following the Effective Time:
a.
Employee Optionholders. With respect to Unvested Company Options held by Employee Optionholders, the Vesting Schedule applicable to such Unvested Company Options shall be amended as follows:
i.
Time Options. Subject to the Employee Optionholder’s continued Employment through each applicable vesting date, a number of Time Options under each Company Option Agreement shall vest and become exercisable with respect to 5% of the original number of Time Options issued under such award (rounded down to the nearest whole share on each vesting event) on each quarterly anniversary of the Vesting Commencement Date (such that the Time Options shall be fully vested on the fifth anniversary of the Vesting Commencement Date).
ii.
Performance Options. The Performance Options shall be converted to time‑vesting Company Options (the “Converted Employee Time Options”). Subject to the Employee Optionholder’s continued Employment through each applicable vesting date, the Converted Employee Time Options shall vest and become exercisable in equal 8 1/3% installments (rounded down to the nearest whole share on each vesting event) on each quarterly anniversary of the Closing Date, with the first quarterly installment vesting on the first quarterly anniversary following the Closing Date (such that the Converted Employee Time Options shall be fully vested on the third anniversary of the Closing Date).
b.
Key Employee Optionholders. With respect to Unvested Company Options held by Key Employee Optionholders, the Vesting Schedule applicable to such Unvested Company Options shall be amended as follows:
i.
Time Options. Notwithstanding anything herein to the contrary, there shall be no amendment with respect to Time Options held by any Key Employee Optionholders, and the Vesting Schedule applicable to such Time Options pursuant to the applicable Company Option Agreement shall continue to apply in full force and effect on and following the Effective Time.
ii.
Performance Options. The Performance Options shall be converted to time‑vesting Company Options (the “Converted Key Employee Time Options”; together with the Converted Employee Time Options, the “Converted Time Options”). Subject to the Key Employee Optionholder’s continued Employment through each applicable vesting date, the Converted Key Employee Time Options shall vest and become exercisable in equal 33 1/3% installments (rounded down to the nearest whole share on each vesting event) on each of the first three anniversaries of the Closing Date, with the first installment vesting on the first anniversary of the Closing Date

(such that the Converted Key Employee Time Options shall be fully vested on the third anniversary of the Closing Date).
2.
Other than with respect to the Vesting Schedule applicable to the Converted Time Options set forth above, the Converted Time Options shall be deemed Time Options for all purposes under the applicable Company Option Agreement, and all references to Performance Options (and related provisions, to the extent related to the Performance Options) in all applicable Company Option Agreements shall be deemed deleted in their entirety.
3.
Defined Terms. For purposes of this Section 2.2(c) of the Company Disclosure Schedule, the below definitions shall apply:1
a.
“Company Option Agreement” shall mean each Option Grant Notice and Option Agreement under the Company Stock Plan between the Company and an Optionholder.
b.
“Employee Optionholder” shall mean each Optionholder that is not a Key Employee Optionholder.
c.
“Employment” shall have the meaning set forth in the applicable Company Option Agreement.
d.
“Key Employee Optionholder” shall mean [ ].
e.
“Performance Options” shall have the meaning set forth in the applicable Company Option Agreement.
f.
“Time Options” shall have the meaning set forth in the applicable Company Option Agreement.
g.
“Vesting Commencement Date” shall have the meaning set forth in the applicable Company Option Agreement.
h.
“Vesting Schedule” shall have the meaning set forth in the applicable Company Option Agreement.

1 Terms not defined herein are defined in the Agreement and Plan of Merger, dated as of August 20, 2021, by and among Booster Parent Holdings, Inc., Red Planet Merger Sub, Inc. and Redbird Parent Holdings, Inc.